SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
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                            Eaton Vance Series Trust

                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                     EATON VANCE TAX-MANAGED GROWTH FUND 1.0

                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02110


                                                May 13, 2003


Dear Shareholder:

     We recently mailed to you proxy materials relating to the Special Meeting of Shareholders scheduled for June 6, 2003. YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

     We encourage you to utilize one of the following options today for recording your vote promptly:

          1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll free number listed on the enclosed voting instruction form or proxy card. Have the control number found on your voting instruction form or proxy card ready when prompted.

          2. VOTE THROUGH THE INTERNET. You may cast your vote using the Internet by logging on to the Internet address located on the enclosed voting instruction form or proxy card and following the instructions on the website.

          3. VOTE BY MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed voting instruction form or proxy card in the postage-prepaid return envelope provided.

     For the reasons set forth in the proxy materials previously delivered to you, YOUR FUND TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

     If you require a copy of the Fund's Proxy Statement, please contact a service representative at 1-866-387-2378. If you have any questions about how to vote or the proposal to be voted on, please call the Fund's proxy solicitor, D.F. King & Co., Inc., toll free at 1-800-848-3155.


                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.